Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
Loan Agreements with BVF Shareholders
On October 15, 2021, MoonLake AG entered into a loan agreement with the BVF Shareholders, pursuant to which Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., and Biotechnology Value Trading Fund OS, L.P. loaned USD 8,139,000, USD 5,946,000, and USD 915,000, respectively (USD 15,000,000 in aggregate), for the financing of general corporate purposes of MoonLake AG, including product and technology development, operations, sales and marketing, management expenses, and salaries. The loans was interest-free and had to be repaid by MoonLake AG prior to the earlier of (i) as soon as practicable after the closing date of the Business Combination, but no later than two (2) business days, and (ii) June 30, 2022 (the “Maturity Date”). The loan was interest-free and was repaid in full on April 11, 2022.